                                                                   EXHIBIT 24.1

                             POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth S. Phillips, David L. Andrus, Vali Nasr, and Maureen E. Dobel, and each of them, his attorneys-in-fact, with full power of substitution, for him in any and all capacities, to sign a registration statement to be filed with the Securities and Exchange Commission (the "Commission") on Form SB-2 in connection with the registration by PMC International, Inc. a Colorado corporation (the "Company"), of securities ("Securities") on behalf of certain selling stockholders, and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; and to sign all documents in connection with the qualification and sale of the Securities with Blue Sky authorities and with the National Association of Securities Dealers, Inc.; granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.


Date: February 4, 1997           /s/ Kenneth S. Phillips
                                 -------------------------------------
                                 Kenneth S. Phillips


Date: February 4, 1997           /s/ David L. Andrus
                                 -------------------------------------
                                 David L. Andrus


Date: February 4, 1997           /s/ Vali Nasr
                                 -------------------------------------
                                 Vali Nasr


Date: February 4, 1997           /s/ J. W. Nevil Thomas
                                 -------------------------------------
                                 J. W. Nevil Thomas


Date: February 4, 1997           /s/ D. Porter Bibb
                                 -------------------------------------
                                 D. Porter Bibb